THE NORTH COUNTRY EQUITY GROWTH FUND
                    THE NORTH COUNTRY INTERMEDIATE BOND FUND

                                each a series of
                            THE NORTH COUNTRY FUNDS

                       Prospectus dated December 21, 2000





The North Country Equity Growth Fund (the "Growth Fund"), a series of The North Country Funds (the "Company"), seeks to provide investors with long-term capital appreciation by investing primarily in the equity securities of U.S. companies with mid to large-sized market capitalizations which have demonstrated the potential for long-term growth.

The North Country Intermediate Bond Fund (the "Bond Fund"), a series of the Company, seeks to provide investors with total return based primarily on current income with minimum fluctuation of principal value by investing primarily in U.S. dollar denominated investment grade corporate and U.S. government bonds and mortgage-backed securities.

This Prospectus concisely describes the information about each Fund that you ought to know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional Information ("SAI") about each Fund, dated December 21, 2000, is available free of charge by writing the Funds c/o American Data Services, Inc. The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 or by calling (888) 350-2990. The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference into this Prospectus.

An investment in The North Country Funds is not a deposit in or guaranteed by Glens Falls National Bank & Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Investment in the Funds involves the possible loss of principal invested.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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                               TABLE OF CONTENTS

                                                                            Page
RISK RETURN SUMMARY .......................................................    1

PERFORMANCE ...............................................................    4

FEES AND EXPENSES .........................................................    6

INVESTMENT STRATEGIES .....................................................    7

MAIN RISKS ................................................................    9

MANAGEMENT ................................................................   12

YOUR ACCOUNT ..............................................................   15

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES ................................   16

HOW TO SELL (REDEEM) SHARES ...............................................   19

WHEN AND HOW NAV IS DETERMINED ............................................   22

DISTRIBUTIONS .............................................................   23

FEDERAL TAX CONSIDERATIONS ................................................   24

PERFORMANCE COMPARISONS....................................................   25

EXCHANGE PRIVILEGE ........................................................   25

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT....................   25

COUNSEL AND INDEPENDENT AUDITORS ..........................................   26

FINANCIAL HIGHLIGHTS ......................................................   26

ORGANIZATION ..............................................................   26

FOR MORE INFORMATION ......................................................   27


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                              RISK RETURN SUMMARY

The following discussion describes the investment objective and principal investment strategies and risks of each Fund. Each investment objective is a fundamental policy and cannot be changed without the approval of a majority of a Fund's outstanding shares.

You could lose money on your investment in the Funds, or the Funds may not perform as well as other possible investments. Neither Fund, independently or combined, constitutes a balanced or complete investment program and the net asset value of each Fund's shares will fluctuate based on the value of the securities held by each Fund. As with any mutual fund, there can be no guarantee that the investment objective of a Fund will be achieved. An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

INVESTMENT OBJECTIVE OF THE GROWTH FUND The Growth Fund seeks to provide investors with long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES OF THE GROWTH FUND
The Growth Fund seeks to achieve its investment objective by investing at least 80% of the Growth Fund's net assets in a diversified portfolio of equity securities of U.S. companies with mid to large-sized market capitalizations which the Adviser believes have demonstrated fundamental investment value and favorable growth prospects.

The Adviser utilizes a "growth" approach to investing and selects portfolio securities based on its analysis of various factors including price/earnings ratios, the strength or potential strength of a company's competitive position, strength of management, marketing prowess and product development capabilities. Portfolio securities may be sold as a result of various factors such as lack of performance, change in business direction, or adverse changes in other factors that were the basis for their purchase.

PRINCIPAL RISKS OF INVESTING IN THE GROWTH FUND.
The Growth Fund is subject to the following principal investment risks:

MARKET RISK. The net asset value of this Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in equity securities (such as stocks) which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

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ISSUER SPECIFIC CHANGES. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer's securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel.

MANAGER RISK. The Adviser has no prior experience in acting as an investment adviser to a registered mutual fund. Investment in the Fund involves the risk that the Advisor's assessment of the growth potential of specific securities may prove incorrect.

GROWTH INVESTING. "Growth" stocks can perform differently than the market as a whole and other types of stocks. The prices of growth stocks may increase or decrease significantly in response to unexpected earnings reports or other news about the company.

                     INVESTMENT OBJECTIVE OF THE BOND FUND
The investment objective of the Bond Fund is to provide investors with total return based primarily on current income with minimum fluctuation of principal value.

                PRINCIPAL INVESTMENT STRATEGIES OF THE BOND FUND
The Bond Fund seeks to achieve its investment objective by investing substantially all of its net assets in U.S. dollar denominated investment grade bonds or debt securities. These may include corporate and U.S. government bonds and mortgage-backed securities. Portfolio securities shall be rated within the top four ratings categories by nationally recognized ratings agencies such as Moody's and Standard & Poor's. The Bond Fund intends to maintain an investment portfolio with a dollar-weighted average quality of "A" or better and an average dollar-weighted maturity between 1 and 10 years.

The Bond Fund will invest in corporate bonds without regard to industry or sector based on the Adviser's analysis of each target security's structural and repayment features, current pricing and trading opportunities as well as the credit quality of the issuer.



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If the rating on an obligation held by the Bond Fund is reduced below the Bond
Fund's ratings requirements, the Adviser will sell the obligation only when it is in the best interests of the Bond Fund's shareholders to do so.

PRINCIPAL RISKS OF INVESTING IN THE BOND FUND.
The Bond Fund is subject to the following principal investment risks:

FIXED INCOME RISKS. The market value of each of the Bond Fund's investments will change in response to changes in interest rates and other factors. In general, the price of a fixed income security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates. Also, it is possible that the issuer of a fixed income security held by the Bond Fund may default on the interest and principal payments due to the Bond Fund.

PREPAYMENT RISK. Certain portfolio securities of the Bond Fund, such as mortgage-backed securities, are subject to the risk of unscheduled prepayments resulting from a decline in interest rates. These prepayments would have to be reinvested at a lower rate of return. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. The Fund may also fail to recover premiums paid for securities, resulting in a capital loss. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities and, therefore, potentially increasing the volatility of the Bond Fund.

MANAGER RISK. The Adviser has no prior experience in acting as an investment adviser to a registered mutual fund. Investment in the Fund involves the risk that the Advisor's assessment of the growth potential of specific securities may prove incorrect.

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                                  PERFORMANCE

                       THE NORTH COUNTRY FUNDS (1)(2)(3)
The North Country Funds have no operating history as registered mutual funds. Each series of The North Country Funds was initially organized under New York law as a Collective Investment Fund sponsored by Glens Falls National Bank & Trust Company. Prior to the commencement of operations (anticipated for February 1, 2001), each Collective Investment Trust will be converted into a series of The North Country Funds (the Growth Fund and the Bond Fund). The bar chart and table that follow provide some indication of the risks of investing in the Growth Fund and the Bond Fund by showing changes in the performance of the predecessor Collective Investment Funds from year to year, beginning in 1990 and by showing how each Collective Investment Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Accordingly, the performance data quoted below for each Fund is actually the performance data of each corresponding predecessor Collective Investment Fund for periods before the Trust's Registration Statement became effective, as adjusted to reflect estimated expenses of the respective successor fund of the Trust. Performance figures have been adjusted to reflect the expense levels of the Funds. Please remember that neither Collective Investment Fund's past performance is an indication of the Funds' future performance. A Fund may perform better or worse in the future.

During the periods shown in the bar chart, the Growth Fund's best quarterly performance was 27.39% (quarter ended December 31, 1998) and its lowest quarterly performance was -7.52% (quarter ended September 30, 1990). The Bond Fund's best quarterly performance was 4.86% (quarter ended June 30, 1995) and its lowest quarterly performance was -1.78% (quarter ended March 31, 1994).

                    EQUITY                    BOND
                    ------                    ----
1990                 4.30%                    7.75%
1991                25.00%                   11.85%
1992                 4.80%                    6.45%
1993                 3.10%                    4.85%
1994                -0.50%                   -2.35%
1995                29.20%                   14.75%
1996                16.60%                    3.65%
1997                28.70%                    6.95%
1998                40.50%                    6.57%
1999                24.70%                    0.77%


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(1)  Each series of The North Country Funds was initially organized under New
     York law as a Collective Investment Trust sponsored by Glens Falls National Bank & Trust Company. The equity portfolio commenced investment operations on March 26, 1984. The fixed income portfolio commenced investment operations on October 28, 1985. Participation in each Collective Investment Trust was limited to qualified employee benefit plans such as retirement accounts and pension trusts. Prior to the commencement of operations (anticipated for February 1, 2001), each Collective Investment Trust will be converted into a series of The North Country Funds, thereby becoming subject to the regulation of the Securities & Exchange Commission.
(2) The quoted performance data for each Fund includes the performance of the predecessor Collective Investment Trusts for calendar year periods before the Trust's Registration Statement became effective as adjusted to reflect estimated expenses of the respective successor fund of the Trust. The Collective Investment Trusts were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If the Collective Investment Trusts had been registered under the 1940 Act, the performance of such Collective Investment Trusts may have been adversely affected.
(3) The performance of the Funds as indicated above have been adjusted to reflect the current expense ratios of each Fund.

     AVERAGE ANNUAL TOTAL RETURNS AS OF THE PERIODS ENDED DECEMBER 31, 1999
     ----------------------------------------------------------------------

                                  GROWTH FUND
                                  -----------

                                    PAST YEAR     PAST 5 YEARS   PAST 10 YEARS
                                    ---------     ------------   -------------
    Growth Fund                       24.70%         27.69%         16.88%
    S&P 500                           21.04%         28.50%         18.18%
    Lipper L/C Core(1)                19.35%         25.30%         16.66%

                                   BOND FUND
                                   ---------

                                    PAST YEAR     PAST 5 YEARS  PAST 10 YEARS
                                    ---------     ------------  -------------
    Bond Fund                         0.77%           6.43%          6.02%
    ML C/G 1-10(2)                    0.47%           7.07%          7.26%

The performance of the Growth Fund for the nine months ended September 30, 2000 was 7.7%.

The performance of the Bond Fund for the nine months ended September 30, 2000 was 4.9%.

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(1)  Lipper Large Cap Core Index
(2) Merrill Lynch Corporate/Government 1-10 year maturity, "A" rated or better Index


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                               FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of the Funds. These fees and expenses are described in the Fee Table below and are illustrated in the Example that follows:

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                                                       GROWTH         BOND
                                                        FUND          FUND
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SHAREHOLDER TRANSACTION EXPENSES
(fees paid directly from your investment):
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Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)                 None          None
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Maximum Deferred Sales Charge (Load) Imposed
on Purchases (as a percentage of the offering price)    None          None
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Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and other Distributions                       None          None
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Redemption Fee (as a percentage of the
amount redeemed, if applicable)                         None          None
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Exchange Fee                                            None          None
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ESTIMATED ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)
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Management Fees                                         0.75%         0.50%
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Distribution (12b-1) Fees                               None          None
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Other Expenses (1)                                      0.38%         1.17%
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Total Estimated Annual Operating Expenses               1.13%(2)      1.67%(3)
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(1)  Other Expenses include, among other expenses, administrative, custody, and transfer agency fees.

(2) Total estimated annual operating expenses and the expense ratio of 1.13% were projected based on average net assets of $40 million. The Adviser has voluntarily agreed to limit the total operating expenses to an annual rate of 1.10% of the Fund's average daily net assets for the year ending December 31, 2001. The expense limitation is strictly voluntary and can be terminated by the Adviser thereafter.

(3) Total estimated annual operating expenses and the expense ratio of 1.67% were projected based on average net assets of $10 million. The Adviser has voluntarily agreed to limit the total operating expenses to an annual rate of 1.25% of the Fund's average daily net assets for the year ending December 31, 2001. The expense limitation is strictly voluntary and can be terminated by the Adviser thereafter.



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EXAMPLE
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost for the Fund would be:

GROWTH FUND:
                              1 YEAR                   3 YEARS
                              ------                   -------
                               $115                      $359

BOND FUND:

                              1 YEAR                   3 YEARS
                              ------                   -------
                               $170                      $526

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                             INVESTMENT STRATEGIES

GROWTH FUND
     To achieve its investment objective, the Growth Fund invests at least 80% of its net assets in a diversified portfolio of equity securities of U.S. companies with mid to large-sized market capitalizations (generally in excess of $5 billion) that have demonstrated fundamental investment value and the potential for long-term growth. Portfolio securities include common stocks, preferred stocks, convertible preferred stocks and other securities having the characteristics of common stocks, such as SPDRs. For liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 20% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments.


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The Adviser selects portfolio securities for investment by the Fund based primarily on its analysis of various factors which influence the issuer's fundamental investment value and prospects for long term growth. The Adviser determines the investment value of each portfolio security by screening certain financial indicators such as the price-to-earnings ratio, the return on equity, and cash flow using proprietary quantitative techniques. The Adviser also considers the strength or potential strength of a company's competitive position, strength of management, marketing prowess and product development capabilities in order to evaluate a company's growth prospects.

The Growth Fund will not concentrate in any particular industry. The Adviser intends to invest the Growth Fund's portfolio among numerous industries in companies that have consistent operating histories, strong management teams and favorable growth prospects.

The Fund focuses primarily on traditionally strong market sectors such as Basic Materials, Health Care, Utilities, Transportation, Technology, Industrial Cyclicals, Consumer Durables, Consumer Staples, Retail Sales, Capital Goods, Financial Services and Communications. The Adviser, in its sole discretion, determines which and to what extent each sector is to be represented in the Fund's portfolio and will purchase or sell portfolio securities if it believes that a particular sector should or should not be included in the Fund's investments. However, the extent to which the Adviser invests in any particular sector will be governed, to a large degree, by market conditions

The Adviser will utilize a buy and hold approach, generally maintaining its position in a company's stock without regard to day-to-day fluctuations in the market. However, the Adviser will frequently re-evaluate portfolio holdings, as it deems necessary, and will typically sell a stock when the reasons for buying it no longer apply, such as a lack of performance, change in business direction, or adverse changes in other factors or when the company begins to show deteriorating fundamentals.

PORTFOLIO TURNOVER. The frequency of the Growth Fund's portfolio transactions will vary from year to year. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions. However, since the Growth Fund's investment policies emphasize long-term investment in the securities of companies with favorable growth prospects, the Adviser does not anticipate frequent changes in investments and the Growth Fund's portfolio turnover rate is expected to be relatively low. The Adviser expects that the annual portfolio turnover rate for the Growth Fund will range between 20% and 50%.


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BOND FUND
     The Bond Fund generally invests substantially all of its net assets, without regard to market sector or industry, in U.S. dollar-denominated investment grade bonds or debt securities issued by corporate entities or by the U.S. government, its agencies and instrumentalities and municipalities. These may include certain mortgage-backed securities.

     The Bond Fund uses the Merrill Lynch Corporate/Government A Rated or Better 1-10 Year Bond Index1 as a general guide in structuring the Bond Fund and selecting its investments with respect to average quality and maturity and manages the Fund to have interest rate and credit risk characteristics that are similar to that of the Index. Portfolio securities are rated within the top four ratings categories by nationally recognized ratings agencies such as Moody's and Standard & Poor's. The Bond Fund intends to maintain an investment portfolio with a dollar-weighted average quality of "A" or better and an average dollar-weighted maturity between 1 and 10 years. In determining a security's maturity for purposes of calculating the Bond Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

     In buying and selling portfolio securities for the Bond Fund, the Adviser also considers a security's structural features such as duration, the amount of any premium or discount, repayment or distribution schedules, and callable dates in the context of current market conditions and short-term trading opportunities. The Adviser may sell an obligation held by the Fund when the reasons for buying it no longer apply. However, the Fund may not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Adviser will consider such reduction in its determination of whether a Fund should continue to hold the security in its portfolio.

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                                   MAIN RISKS

RISKS GENERALLY

     INVESTING IN MUTUAL FUNDS. All mutual funds carry a certain amount of risk. You may lose money on your investment in either of the Funds. The following describes risks that are particular to each Fund as a result of each Fund's specific investment objective and strategies as well as risks that are common to both Funds generally. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved.


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1 The Fund is neither affiliated with nor endorsed by Merrill Lynch.


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     ISSUER SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its respective net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

RISKS SPECIFIC TO THE GROWTH FUND
     STOCK MARKET VOLATILITY. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Growth Fund is subject to the general risk that the value of the Growth Fund's investments may decline if the stock markets perform poorly. There is also a risk that the Growth Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

RISKS SPECIFIC TO THE BOND FUND
     INTEREST RATE RISK. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

     CREDIT RISKS. Fixed income securities rated in the fourth classification by Moody's (Baa) and S&P (BBB) may be purchased by the Bond Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.


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     EXTENSION RISK. The Bond Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Bond Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

     PREPAYMENT RISK. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities, for example, include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

     Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Bond Fund.

     At times, some of the mortgage-backed securities in which the Bond Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Bond Fund to experience a loss equal to any unamortized premium.

NON-PRINCIPAL INVESTMENT POLICIES
     TEMPORARY DEFENSIVE POSITIONS. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If any Fund takes a temporary defensive position at the wrong time, the position would have an adverse impact on that Fund's performance. The Fund may not achieve its investment objective. The Funds reserve the right to invest all of their assets in temporary defensive positions.


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     SECURITIES LENDING. Each Fund may lend its portfolio securities to broker-dealers in amounts equalling no more than 33 1/3% of that Fund's net assets for money management purposes. These transactions will be fully collateralized at all times with cash and/or high quality, short-term debt obligations. These transactions involve risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the securities lent. In the event the original borrower defaults on its obligation to return lent securities, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, a Fund would suffer a loss and you could lose money on your investment.

     BORROWING. Each Fund may borrow money from banks for temporary or emergency purposes in order to meet redemption requests. To reduce its indebtedness, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by a Fund on borrowed funds would decrease the net earnings of the Fund

     REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of securities with the condition that the original seller (a bank or broker-dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

--------------------------------------------------------------------------------
                                   MANAGEMENT

     The business of the Funds is managed under the direction of the Board of Trustees (the "Board") of the Company. The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Funds.

THE ADVISER
     North Country Investment Advisers, Inc. (the "Adviser") has been retained under an Investment Advisory Agreement with the Trust, on behalf of each Fund, to serve as the investment adviser to each Fund, subject to the authority of the Board of Trustees. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission. The Adviser's principal office is located at 250 Glen Street, Glens Falls, New York 12801.


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                                      -12-

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     The Adviser is a wholly-owned subsidiary of Glens Falls National Bank &
     Trust Company ("GFNB"), the adviser to the GFNB Special Equity Fund #1 and GFNB Special Fixed Income Fund #1 ("Predecessor Funds"), the collective investment trusts sponsored by GFNB which were converted into the Growth Fund and Bond Fund, respectively. Founded in 1851, GFNB is a nationally-chartered commercial bank headquartered in Glens Falls, New York which provides a wide variety of banking and advisory service to private clients and collective investment trusts. As of the date of this prospectus, GFNB provides personal, corporate and institutional banking, investment management and custodial services for accounts having an aggregate market value in excess of $700 million under active management through its Trust and Investment Division.

     Under the terms of the investment advisory agreements between the Company and the Adviser, the Adviser conducts investment research and management for each Fund and is responsible for the purchase and sale of securities for each Fund's portfolio. The Adviser provides each Fund with investment advice, supervises each Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of each Fund. In addition, the Adviser pays the salaries and fees of all officers of the Company who are affiliated with the Adviser.

PORTFOLIO MANAGERS
     MICHAEL S. DIER is the portfolio manager of the Growth Fund. Mr. Dier, a Vice President of Glens Falls National Bank & Trust Company, serves as the Chief Investment Officer of GFNB and the Adviser and is primarily responsible for the management and day-to-day implementation of the Growth Fund's investment strategies. Mr. Dier has served as portfolio manager for the Predecessor Funds, as well as for many investment-sensitive, individually managed accounts for retirement plans, foundations and not-for-profit organizations, and individuals of high net worth. He serves on the Investment Committee of both GFNB and the Adviser and also has responsibility for selecting and monitoring the performance of the mutual funds offered by GFNB to 401(k) plan participants.

     Mr. Dier joined the Investment Department of GFNB in 1989 after working previously as a portfolio manager for growth and bond funds in the bank trust department of a competing financial institution. Mr. Dier holds a Bachelor's degree in Economics from Hobart College and is also a graduate of the New York State Bankers Association Trust Investment School. He has completed various American Institute of Banking courses as well as Level I and II of the Chartered Financial Analyst Program.


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                                      -13-

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     ANITA R. MANOLT is the portfolio manager of the Bond Fund. Ms. Manolt, a
     Vice President of Glens Falls National Bank & Trust Company, serves as an Investment Officer of GFNB and the Adviser and is primarily responsible for the management and day-to-day implementation of the Bond Fund's investment strategies. Ms. Manolt has served as portfolio manager for many investment-sensitive, individually managed accounts for retirement plans, foundations and not-for-profit organizations, and individuals of high net worth. She serves on the Investment Committee of both GFNB and the Adviser.

     Ms. Manolt joined the Investment Department of GFNB in February, 2000. Ms. Manolt worked from January, 1994 to January, 2000 for The Stratevest Group as a portfolio manager for growth and bond funds. She began her investment career as a Financial Consultant with Shearson Lehman Bros. Ms. Manolt has a Bachelor's degree in English from Siena College, has completed various investment courses at the Cannon Trust School and is an Adjunct Professor for the American Institute of Banking.

ADVISORY FEE
     Under each Investment Advisory Agreement, in consideration for the services rendered by the Adviser, the Bond Fund and Growth Fund will each pay the Adviser monthly in arrears an annual investment advisory fee equal to 0.50% and .75%, respectively, of each Fund's average daily net assets.

OTHER EXPENSES
     Each Fund pays certain operating expenses directly, including, but not limited to custodian, audit and legal fees, costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders, insurance expenses, and costs of registering its shares for sale under federal and state securities laws.

ADMINISTRATOR
     The Administrator is American Data Services, Inc. ("ADS" or the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788. ADS is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York and Denver and as of the date of this Prospectus had assets under administration in excess of $4 billion.

     ADS provides administrative, executive and regulatory services to each Fund. It supervises the preparation of each Fund's tax returns and coordinates the preparation of reports to and filings with the Securities and Exchange Commission and various state securities authorities, subject to the supervision of the Company's Board of Directors.


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                                      -14-

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DISTRIBUTOR
     AmeriMutual Fund Distributors, Inc. ("the Distributor"), an affiliate of the Administrator, has entered into a distribution agreement with the Company to serve as the principal underwriter for each Fund and the distributor for each Fund's shares.

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                                  YOUR ACCOUNT

TYPES OF ACCOUNTS
If you are making an initial investment in a Fund, you will need to open an account. You may establish the following types of accounts:

INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS. Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

UNIFORM GIFT OR TRANSFER TO MINOR ACCOUNTS (UGMA, UTMA). Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give money to a child and obtain tax benefits. To open a UGMA or UTMA account, you must include the minor's social security number on the application and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

CORPORATE AND PARTNERSHIP ACCOUNTS. To open a corporate or partnership account, or to send instructions to the Fund, the following documents are required:

     -- For corporations, a corporate resolution signed by an authorized person with a signature guarantee.
     -- For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners.

An authorized officer of the corporation or other legal entity must sign the application.

TRUST ACCOUNTS. The trust must be established before you can open a trust account. To open the account you must include the name of each trustee, the name of the trust and provide a certification for trust, or the pages from the trust document that identify the trustees.


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                                      -15-

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RETIREMENT ACCOUNTS. Each Fund offers IRA accounts, including traditional IRA,
Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA and Keogh accounts. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA be sure to indicate the year in which the contribution is made.

--------------------------------------------------------------------------------
                   HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

     Once you have chosen the type of account and a class of shares, you are ready to establish an account.

GENERAL INFORMATION
     The Funds do not issue share certificates.

     You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

     During unusual market conditions, a Fund may temporarily suspend or discontinue any service or privilege.

MINIMUM INITIAL PURCHASES:
     Each Fund accepts investments in the following minimum amounts:

--------------------------------------------------------------------------------
TYPE OF ACCOUNT                    MIMIMUM INITIAL          MINIMUM SUBSEQUENT
                                      INVESTMENT                INVESTMENT
--------------------------------------------------------------------------------
Individual, Sole proprietorship
or Joint accounts                       $1,000                     $250
--------------------------------------------------------------------------------
Corporate, partnership or trust
account                                 $1,000                     $250
--------------------------------------------------------------------------------
Uniform gift or Transfer to a
Minor Accounts (UGMA, UTMA)             $  500                     $100
--------------------------------------------------------------------------------
Individual Retirement Accounts
(IRA)                                   $  500                     $100
--------------------------------------------------------------------------------

The Fund or Adviser may waive or lower these minimums in certain cases. You must complete and sign an application for each account you open with each Fund.


--------------------------------------------------------------------------------

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METHOD OF PURCHASE

BY TELEPHONE
     To open an account by telephone, call (888) 350-2990 to obtain an account number and instructions. We will take information necessary to open your account, including social security or tax identification number, over the phone.

     After you have obtained an account number, you may purchase shares of the Fund by wiring federal funds. Your bank may charge a fee for doing this. You should instruct your bank to wire funds to:

                    Union Bank of California
                    ABA # 122000496
                    Attention:  DOMESTIC CUSTODY
                    DBA 312-0000976
                    F/B/O: North Country Funds
                    Shareholder Account No. ___________________

     You will then need to mail a signed account application to:

                    North Country Funds
                    c/o American Data Services, Inc.
                    P.O. Box 5536
                    Hauppauge, NY 11788-0132

BY MAIL
     You may also open an account by mailing a completed and signed account application, together with a check, to:

                    North Country Funds
                    c/o American Data Services, Inc.
                    P.O. Box 5536
                    Hauppauge, NY 11788-0132

AUTOMATIC INVESTMENT PLANS
     You may invest a specified amount of money in a Fund once or twice a month on specified dates. These payments are taken from your bank account by automated clearinghouse ("ACH") payment.

     To open an Automatic Investment Plan account ("AIP"), call or write to us to request an "Automatic Investment" form. Complete and sign the form, and return it to us along with a voided check for the bank account from which payments will be made.

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                                      -17-

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TRANSACTIONS THROUGH THIRD PARTIES
     If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Funds. Banks, brokers, retirement plans and financial advisors may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

HOW TO PAY FOR YOUR PURCHASE OF SHARES
     You may purchase shares of a Fund by check, automated clearinghouse payment, or wire. All payments must be in U.S. dollars.

     CHECKS. All checks must be drawn on U.S. banks and made payable to "North Country Funds" No other method of check payment is acceptable (for instance, you may not pay by travelers check).

     ACH PAYMENTS. Instruct your financial institution to make an ACH (automated clearinghouse) payment to us. These payments typically take two days. Your financial institution may charge you a fee for this service.

     WIRES. Instruct your financial institution to make a Federal funds wire payment to us. Your financial institution may charge you a fee for this service.

LIMITATIONS ON PURCHASES
     Each Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Funds or their operations. This includes those from any individual or group who, in either Fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a Fund within a calendar year).

CANCELED OR FAILED PAYMENTS
     Each Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund whose shares you are purchasing or the Transfer Agent and the Fund may redeem other shares you own in the account as reimbursement. If you purchase your shares by check, a Fund may delay sending the proceeds from your redemption request until your check has cleared. This could take up to 15 calendar days from the purchase date. Each Fund and its agents has the right to reject or cancel any purchase or exchange due to nonpayment. If we cancel your purchase due to non-payment, you will be responsible for any loss the relevant Fund incurs. We will not accept cash or third-party checks for the purchase of shares.

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                                      -18-

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                           HOW TO SELL (REDEEM) SHARES

     You have the right to sell ("redeem") all or any part of your shares subject to certain restrictions. Selling your shares in a Fund is referred to as a "redemption" because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your completed redemption request as described below. See "Redemption Procedures" below.

     We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. We will generally send your redemption to you within seven days after we receive your redemption request. During unusual market conditions, a Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under the Federal securities laws. If you purchase your shares by check, a Fund may delay sending the proceeds from your redemption request until your check has cleared. This could take up to 15 calendar days from the date of purchase.

     Neither Fund can accept requests that specify a certain date for redemption or which specify any other special conditions. Please call 888-350-2990 for further information. We will not process your mailed redemption request if it is not in proper form ("Redemption Procedures"). However, we will notify you if your redemption request is not in proper form.

REDEMPTION PROCEDURES

BY MAIL
     To redeem shares by mail, prepare a written request in proper form which must include:
          --   Your name(s) and signature(s);
          --   The name of the Fund, and your account number;
          --   The dollar amount or number of shares you want to redeem;
          --   How and where to send your proceeds;
          --   A signature guarantee, if required (see "Signature Guarantee
               Requirements" below); and
          --   Any other legal documents required for redemption requests by corporations, partnerships or trusts. Mail your request and documentation to:

                               North Country Funds
                               c/o American Data Services, Inc.
                               P.O. Box 5536
                               Hauppauge, NY 11788-0132

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                                      -19-

--------------------------------------------------------------------------------
BY WIRE
     You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form.

     Wire requests are only available if your redemption is for $10,000 or more.

     To request a wire redemption, mail or call us with your request (See "By Mail"). If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges.

BY TELEPHONE
     We accept redemption requests by telephone only if you have elected telephone redemption privileges on your account application or a separate form.

     To redeem shares by telephone, call us with your request. You will need to provide your account number and the exact name(s) in which the account is registered. We may also require a password or additional forms of identification.

     Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges - See "By Wire" above)

     Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive. Neither the Funds nor the Transfer Agent will be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity.

AUTOMATIC REDEMPTION
     If you own shares of a Fund with an aggregated value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Automatic requests must be for at least $100.

     To set up periodic redemptions automatically, call or write us for an "Automatic Redemption" form. You should complete the form and mail it to us with a voided check for the account into which you would like the redemption proceeds deposited.


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                                      -20-

SIGNATURE GUARANTEE REQUIREMENTS
     To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." For requests made in writing a signature guarantee is required for any of the following:
          --   Redemption of over $5,000 worth of shares;
          --   Changes to a record name or address of an account;
          --   Redemption from an account for which the address or account registration has changed within the last 30 days;
          --   Sending proceeds to any person, address, brokerage firm or bank account not on record;
          --   Sending proceeds to an account with a different registration
               (name or ownership) from yours; or
          --   Changes to automatic investment or redemption programs,
               distribution options, telephone or wire redemption privileges, any other election in connection with your account. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public.

SMALL ACCOUNTS
     If the value of your account falls below $500 ($250 for UGMA and IRA accounts), a Fund may ask you to increase your balance. If the account value is still below $500 after 30 days, the Fund may close your account and send you the proceeds. The Funds will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

REDEMPTION IN KIND
     Each Fund reserves the right to make redemptions "in kind" -- payment of redemption proceeds in portfolio securities rather than cash -- if the amount requested is large enough to affect Fund operations (for example, if the amount of the redemption is the greater of $250,000 or 1% of a Fund's net assets).

TRANSFERRING REGISTRATION
     You can transfer the registration of your shares in a Fund to another owner by completing a transfer form and sending to North Country Funds c/o American Data Services, Inc., P.O. Box 5536, Hauppauge, New York 11788-0132.

LOST ACCOUNTS
     The Transfer Agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund in which such lost account is invested. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

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                                      -21-

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HOW TO CONTACT THE FUNDS
     For more information about each Fund or your account, you may write to us at:
                         North Country Funds
                         c/o American Data Services, Inc.
                         P.O. Box 5536
                         Hauppauge, NY 11788-0132

     Or you may call us toll free at 888-350-2990


--------------------------------------------------------------------------------
                         WHEN AND HOW NAV IS DETERMINED

     The price per share of each Fund is known as the "net asset value" ("NAV") per share.

     Each Fund's NAV per share is normally calculated as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) on each weekday, except days when the NYSE is closed. The NYSE is closed for business on most national holidays and on Good Friday. We will price your order at the NAV next calculated after the Fund receives your order in proper form. A Fund's NAV may be calculated earlier, however, if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

     If a security or securities that a Fund owns are traded when the NYSE is closed (for example, in an after-hours market) the value of the Fund's assets may be affected on days when that Fund is not open for business. In addition, trading in some of a Fund's assets may not occur on days when the Fund is open for business. Each Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

     Fund portfolio securities are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

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                                      -22-

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                                 DISTRIBUTIONS

     As a shareholder, you are entitled to your share of a Fund's net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend distribution. Each Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

     The Growth Fund intends to distribute dividends on an annual basis. The Bond Fund intends to distribute dividends on a monthly basis. Each Fund will distribute capital gains, if any, annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

     If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to a Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

     Long-term vs. Short-term capital gains:

          -- Long-term capital gains are realized on securities held by the Fund for more than one year and are part of your capital gain distribution.

          -- Short-term capital gains are realized on securities held by the Fund less then one year and are part of your dividend distributions.



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                                      -23-

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                           FEDERAL TAX CONSIDERATIONS

     Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, each Fund's Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser's investment decisions will result in a negative tax consequence for a Fund's shareholders.

     TAXES ON DISTRIBUTIONS. Each Fund operates in a manner such that it will not be liable for Federal income or excise tax. Distributions, whether received in cash or reinvested in additional shares of a Fund, may be subject to federal, state and local tax. Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares.

     Each Fund will mail reports containing information about that Fund's distributions during the year to you after December 31 of each year (by January 31st). Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

     TAXES ON REDEMPTIONS OF SHARES. The sale of Fund shares is a taxable transaction for Federal income tax purposes. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statement so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain or loss.

     TAXES ON EXCHANGES. An exchange is not a tax-free transaction. An exchange of shares pursuant to a Fund's exchange privilege is treated the same as an ordinary sale and purchase for Federal income tax purposes and you will realize a capital gain or loss.

     BUYING A DIVIDEND. All distributions reduce the net asset value of a Fund's shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of a Fund shortly before a distribution. If you purchase shortly before a distribution, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

     TAX WITHHOLDING. Each Fund may be required to withhold U.S. federal income tax at the rate of 31 percent from all taxable distributions and form proceeds from certain sales payable to shareholders who fail to provide a Fund with their correct taxpayers identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

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                                      -24-

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                            PERFORMANCE COMPARISONS\

     Advertisements and other sales literature may refer to a Fund's total return. The total return for the one, five and ten-year periods (or for the life of a Fund until the Fund is in existence for such longer periods) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Fund invested at the public offering price. Total return may also be presented for other periods. All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition and Fund operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objectives and strategies. These factors should be considered when comparing a Fund's investment results with those of other mutual funds and other investment vehicles.

     Quotations of investment performance for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE

     You may exchange your shares in either Fund for shares of the other Fund at no charge. Be advised that exercising privilege is really two transactions: a sale or shares in one Fund and the purchase of shares in another. Therefore, exchanges will typically have certain tax consequences and you could realize short- or long-term capital gains or losses. Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise.

    Call 888-350-2990 to learn more about exercising your exchange privilege.


--------------------------------------------------------------------------------
                         CUSTODIAN, TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT

     Union Bank of California, located at 350 California Street, San Francisco, California 94104, serves as custodian for each Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of either Fund. American Data Services, Inc., located at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, the Funds' Administrator, also acts as each Fund's transfer and dividend disbursing agent.


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                                      -25-

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                        COUNSEL AND INDEPENDENT AUDITORS

     Legal matters in connection with the issuance of shares of beneficial interest of each Fund are passed upon by Ropes & Gray, 1301 K Street NW, Washington, D.C. 20005. McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been selected as independent auditors for each Fund.


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                              FINANCIAL HIGHLIGHTS

     Because the Funds have been in operation for less than a year, no financial highlights are being reported for either Fund at this time. However, audited Financial Statements and certain supplementary information for 1998 and 1999 for each of the predecessor collective investment trusts are provided in Appendix B of the Trust's Statement of Additional Information and are available to shareholders upon request. These statements have been audited by Edwards, Williams, McManus and Ricciardelli, P.C. and are included herein in reliance upon their authority as experts in accounting and auditing.


--------------------------------------------------------------------------------
                                  ORGANIZATION

     Each of the Growth and Bond Funds has been organized as a series of The North Country Funds, a Massachusetts business trust formed on June 1, 2000 and registered with the SEC as an open-end, management investment company on September 11, 2000. The shares of The North Country Funds may be offered in series in addition to the Growth Fund and the Bond Fund. Each series has, and each future series will have, its own investment objective, policies and investment restrictions and is designed to meet different investment needs.

     It is not intended that either Fund will hold meetings of its shareholders except when required by Federal or Massachusetts state law. All shareholders of each Fund are entitled to vote at shareholders' meetings. From time to time, large shareholders may control a Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FOR MORE INFORMATION

ADVISER                                 North Country Investment Advisers, Inc.
                                        250 Glen Street
                                        Glens Falls, New York  12801


LEGAL COUNSEL                           Ropes & Gray
                                        1301 K Street N.W., Suite 800 East
                                        Washington D.C.  20005


INDEPENDENT AUDITORS                    McCurdy and Associates CPA's, Inc.
                                        27955 Clemens Road
                                        Westlake, Ohio  44145

ADMINISTRATOR, TRANSFER AGENT AND       American Data Services, Inc.
FUND ACCOUNTANT                         150 Motor Parkway
                                        Hauppauge, New York 11788

CUSTODIAN                               Union Bank of California, N.A.
                                        350 California Street
                                        San Francisco, California 94104

The following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about each Fund and is incorporated by reference into this Prospectus.

You may obtain free copies of both reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                         The North Country Funds
                         c/o American Data Services, Inc.
                         P.O. Box 5536
                         Hauppauge, New York 11788-0132
                         (888) 350-2990

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

You may review and obtain copies of The North Country Funds information (including the SAIs) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File Number: 811-10123





--------------------------------------------------------------------------------

                             THE NORTH COUNTRY FUNDS
                         The Hauppauge Corporate Center
                                150 Motor Parkway
                            Hauppauge, New York 11788
                                 (631) 951-0500


                        NORTH COUNTRY EQUITY GROWTH FUND
                      NORTH COUNTRY INTERMEDIATE BOND FUND


                       Statement of Additional Information



                                December 21, 2000

                                TABLE OF CONTENTS


                                                                           PAGE

Investment Objective, Policies and Restrictions.............................. 2
Trustees and Executive Officers..............................................15
Investment Advisory and Other Services.......................................18
Portfolio Transactions and Allocation of Brokerage...........................19
Taxation.....................................................................21
Ownership of Shares..........................................................22
Purchase of Shares...........................................................23
Redemption of Shares.........................................................23
Dividends and Distributions..................................................24
Net Asset Value .............................................................24
Performance Comparisons......................................................24
Counsel and Independent Auditors.............................................26
Other Information............................................................26
Appendix.....................................................................


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' Prospectus dated December 21, 2000. A copy of the Prospectus may be obtained by sending your request in writing to American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 or by calling (631) 951-0500.

ORGANIZATION
------------
The North Country Equity Growth Fund (the "Growth Fund") and The North Country Intermediate Bond Fund (the "Bond Fund") are each a series of The North Country Funds (the "Trust"), a business trust organized pursuant to a Declaration of Trust under the laws of the State of Massachusetts on June 1, 2000. The Trust's principal office is located at The Hauppauge Corporate Center, c/o American Data Services, Inc., 150 Motor Parkway, Hauppauge, New York 11788.

The Growth Fund and the Bond Fund were initially organized as Collective Investment Trusts sponsored by the Glens Falls National Bank & Trust Company on March 26, 1984 under New York law and the regulations of the United States Comptroller of the Currency. Participation prior to their conversion into mutual funds regulated by the Securities and Exchange Commission was limited to qualified employee benefit plans, such as pension, profit sharing and 401(k) plans. Prior to the commencement of operations (anticipated for February 1, 2001), the Collective Investment Trusts will be converted into series of the Trust.

The Trust is a diversified, open-end management investment company. It is not intended that either Fund will hold meetings of its shareholders except when required by Federal or Massachusetts state law. All shareholders of each Fund are entitled to vote at shareholders' meetings. From time to time, large shareholders may control a Fund.

As of the date of this Statement of Additional Information ("SAI"), Glens Falls National Bank & Trust Company (the "Bank") held discretionary authority and voting control over all of the outstanding shares of the Funds by virtue of the Bank's sponsorship of and control over the Collective Investment Trusts which were converted into the Funds. As a result, as of such date, the Funds may be deemed to be effectively controlled by the Bank.

The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Establishment and offering of additional funds will not alter the rights of the Funds' shareholders. Shares do not have preemptive rights or subscription rights. All shares when issued, will be fully paid and non-assessable by the Trust. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the assets of the Fund.


INVESTMENT OBJECTIVES AND STRATEGIES
The following discussion describes the investment objective and principal investment strategies of each Fund. Each investment objective is a fundamental policy and cannot be changed without the approval of a majority of each Fund's outstanding shares. As with any mutual fund, there can be no guarantee that the investment objective of a Fund will be achieved.

THE GROWTH FUND
---------------
The Growth Fund seeks to provide investors with long-term capital appreciation. The Growth Fund seeks to achieve its investment objective by investing at least 80% of the Growth Fund's net assets in a diversified portfolio of equity securities of U.S. companies with mid to large-sized market capitalizations which the Adviser believes have demonstrated fundamental investment value and favorable growth prospects. The Growth Fund may utilize certain derivatives for hedging purposes or to remain fully invested.

The Adviser utilizes a "growth" approach to investing and selects portfolio securities based on its analysis of various factors including, price/earnings ratios, the strength or potential strength of a company's competitive position, strength of management, marketing prowess and product development capabilities. Portfolio securities may be sold as a result of various factors such as lack of performance, change in business direction, or adverse changes in other factors that were the basis for their purchase.

THE BOND FUND
-------------
The investment objective of the Bond Fund is to provide investors with current income and total return with minimum fluctuation of principal value. The Bond Fund seeks to achieve its investment objective by investing substantially all of its net assets in U.S. dollar denominated investment grade bonds or debt securities. These may include corporate and U.S. government bonds and mortgage-backed securities. Portfolio securities shall be rated within the top four ratings categories by nationally recognized ratings agencies such as Moody's and Standard & Poor's. The Bond Fund intends to maintain an investment portfolio with a dollar-weighted average quality of "A" or better and an average dollar-weighted maturity between 1 and 10 years.

The Bond Fund will invest in corporate bonds without regard to industry or sector based on the Adviser's analysis of each target security's structural and repayment features, current pricing and trading opportunities as well as the credit quality of the issuer.

If the rating on an obligation held by the Bond Fund is reduced below the Bond Fund's ratings requirements, the Adviser will sell the obligation only when it is in the best interests of the Bond Fund's shareholders to do so.

INVESTMENT POLICIES, RISKS AND RESTRICTIONS
-------------------------------------------

INVESTING IN MUTUAL FUNDS
-------------------------
All mutual funds carry a certain amount of risk. You may lose money on your investment in either Fund. The following describes investment policies, risks and restrictions that are particular to each Fund as a result of each Fund's specific investment objective and strategies. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved.

ILLIQUID SECURITIES.
--------------------
No Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Adviser will monitor the amount of illiquid securities in each Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with each Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of each Fund's portfolio securities and the Funds might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Adviser, acting on written guidelines set by the Trust's Board of Trustees, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of a Fund's collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), that Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

SECURITIES LOANS. Each Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets for money management purposes, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to a lender-Fund an amount equal to any dividends or interest received on securities lent. Each Fund retains all or a portion of the interest received on the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable that Fund to exercise voting rights on any matters materially affecting the investment. The Funds may also call such loans in order to sell the securities.

BORROWING MONEY. Each Fund may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests. Each Fund may borrow up to one-third of its total assets. The use of leverage involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of each Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing is generally fixed, the net asset value per share of each Fund tends to increase more when its portfolio assets decrease in value than would otherwise occur if the Fund did not borrow funds. Interest costs on borrowings, however, may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

INVESTMENT POLICIES SPECIFIC TO THE GROWTH FUND
-----------------------------------------------
The Growth Fund is subject to the general risks and considerations associated with equity investing as well as additional risks and restrictions discussed herein.

EQUITY INVESTING GENERALLY.
--------------------------
An investment in the Growth Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the general condition of the stock market may deteriorate. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value according to various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic and banking crises. A decline in the general market value of the equity securities held by the Fund may result in an adverse effect on the value of your investment. There can be no assurances that the Fund will be able to absorb (without significant loss of a portion of your investment) the potentially negative effects of such market decline.

STOCK MARKET VOLATILITY
-----------------------
Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Growth Fund is subject to the general risk that the value of the Fund's investments may decline if the stock markets perform poorly. There is a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

COMMON STOCK
------------
Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

PREFERRED STOCK
---------------
Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Growth Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

CONVERTIBLE SECURITIES
----------------------
Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Growth Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS
--------
A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Growth Fund's entire investment therein).

STANDARD & POOR'S DEPOSITORY RECEIPTS AND DIAMONDS
--------------------------------------------------
The Growth Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment company sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the Standard & Poor's 500 Stock Index (the "S&P 500 Index"). SPDRs are listed on the American Stock Exchange (the "Exchange") and traded in the secondary market on a per-SPDR basis.

The Growth Fund may also invest in DIAMONDS. DIAMONDS are units of beneficial interest in an investment company representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average (the "DJIA"). DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per-DIAMONDS basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. DIAMONDS are designed to provide investors with investment results that generally correspond to the price and yield performance of the component common stocks of the DJIA. The value of both SPDRs and DIAMONDS are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market.

Investments in SPDRs and DIAMONDS involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs and/or DIAMONDS invested in by the Growth Fund. Moreover, the Fund's investment in SPDRs and DIAMONDS may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for the Fund due to transaction costs and other expenses. Additionally, the respective investment company's may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances such as discrepancies between the investment company and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and the investment company. Under these type circumstances, the value of the SPDRs or DIAMONDS held by the Growth Fund will have a negative impact on the net asset value of the Fund.

DERIVATIVES
-----------

CALL OPTIONS
------------
A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security (or a cash amount equal to the value of the index) against payment of the exercise price during the option period.

PUT OPTIONS
-----------
A put option gives its purchaser, in return for a premium, the right to sell the underlying security (or index) at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation to buy the underlying security (or receive a cash amount equal to the value of the index), upon exercise at the exercise price during the option period.

The amount of premium received or paid for an option is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period and interest rates.

There are a limited number of options contracts on securities indices and option contracts may not be available on all securities that the Growth Fund may own or seek to own.

OPTIONS ON FUTURES CONTRACTS
----------------------------
The Growth Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be affected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

OPTIONS ON STOCK INDEX FUTURES
------------------------------
Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES
------------------
As an alternative to purchasing call and put options on index futures, the Growth Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

DEALER OPTIONS
--------------
The Growth Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Fund might look to an exchange's clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Growth Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund will seek to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Growth Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The staff of the SEC takes the position that purchased dealer options are illiquid securities. The Growth Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Growth Fund will change its treatment of such instruments accordingly.

RISK FACTORS IN OPTIONS TRANSACTIONS
------------------------------------
The successful use of the Growth Fund's options strategies depends on the ability of the Adviser to forecast correctly interest rate and market price movements. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Growth Fund will be able to affect closing transactions at any particular time or at an acceptable price.

FUTURES CONTRACTS AND RELATED OPTIONS
-------------------------------------
Subject to applicable law, and unless otherwise specified in the prospectus, the Growth Fund may invest in futures contracts and related options for hedging purposes, such as to manage the effective duration of the Fund's portfolio. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Closing out a futures contract sale is affected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the Growth Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss is unlimited. The closing out of a futures contract purchase is affected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the Growth Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of Funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Growth Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Growth Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions, which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.


TEMPORARY INVESTMENTS
---------------------
The Growth Fund may, as a temporary defensive measure, invest without limitation, in short-term debt securities and money market securities with a rating of A2-P2 or higher.

In order to have funds available for redemption and investment opportunities, the Growth Fund may also hold a portion of its assets in cash or U.S. short-term money market instruments. Certificates of deposit purchased by the Growth Fund will be those of U.S. banks having total assets at the time of purchase in excess of $1 billion, and bankers' acceptances purchased by the Growth Fund will be guaranteed by U.S. banks having total assets at the time of purchase in excess of $1 billion. The Growth Fund anticipates that not more than 10% of its total assets will be so invested or held in cash at any given time, except when the Growth Fund is in a temporary defensive posture.

INVESTMENT POLICIES SPECIFIC TO THE BOND FUND
---------------------------------------------

FIXED INCOME INVESTMENTS
------------------------
Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Bond Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Bond Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

GOVERNMENT OBLIGATIONS
----------------------
The Bond Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and the Student Loan Marketing Association ("SLMA").

Certain of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it were not obligated to do so by law.

MASTER DEMAND NOTES
-------------------
The money market instruments in which the Bond Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it mistreated as an illiquid security.

MORTGAGE-BACKED SECURITIES.
--------------------------
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They are, therefore, classified as derivatives. Mortgage-backed securities may be issued or guaranteed by a U.S. Government agency or instrumentality such as the GNMA, FNMA, and FHLMC, though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Bond Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Bond Fund uses an approach that the Adviser believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Bond Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers), including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance, and letters of credit, may support timely payment of interest and principal of non-governmental pools. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. The Adviser considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Bond Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Bond Fund may buy mortgage-backed securities without insurance or guarantees, if the Adviser determines that the securities meet the Bond Fund's quality standards. The Adviser will, consistent with the Bond Fund's investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

INTEREST RATE RISK
------------------

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

CREDIT RISKS
------------
Fixed income securities rated in the fourth classification by Moody's (BAA) and S&P (BBB) may be purchased by the Bond Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

EXTENSION RISK
--------------
The Bond Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

PREPAYMENT RISK
---------------
Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities, for example, include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Bond Fund.

At times, some of the mortgage-backed securities in which the Bond Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Bond Fund to experience a loss equal to any unamortized premium.

INVESTMENT RESTRICTIONS
-----------------------
In addition to the principal investment objectives, policies and risks set forth in the Prospectus and in this Statement of Additional Information, each of The Growth Fund and The Bond Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to a Fund individually, without the vote of a majority of that Fund's outstanding securities, as defined in the Investment Company Act of 1940 ("1940 Act"), as amended. Non-fundamental investment restrictions of a Fund may be changed by the Board of Trustees.

FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------
As fundamental investment restrictions, the Funds will not:

        1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of a Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer;

         2. Issue any senior securities, as defined in the 1940 Act, except as set forth in restriction number 3 below;

         3. Borrow amounts in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, a Fund may pledge or hypothecate all or any portion of the value of its total assets;

         4. Act as an underwriter of securities of other issuers, except insofar as the Trust may be technically deemed an underwriter under the federal securities laws in connection with the disposition of each Fund's portfolio securities;

         5. Purchase or sell real estate or commodities, including oil, gas or other mineral exploration or developmental programs or commodity futures contracts (but the funds may invest in financial futures);

         6. Make loans, in the aggregate, exceeding 33 1/3% of either Fund's total assets or lend either Fund's portfolio securities to broker-dealers if the loans are not fully collateralized;

         7. Invest in other registered investment companies, except as permitted by the 1940 Act;

         8. Purchase from or sell to any officer or trustee of the Trust or its Adviser any securities other than the shares of beneficial interest of either Fund; or

         9. Concentrate investments, or invest 25% or more of its assets, in any one industry. This limitation shall not apply to securities issued or guaranteed by the U.S. Government.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
---------------------------------------
The Funds are each subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Trustees without shareholder approval.

        The Funds will not:

         1. Acquire securities for the purpose of exercising control over management;

         2. Invest more than 15% of its net assets in illiquid securities. In the event that such illiquid securities comprise more than 15% of a Fund's assets due to appreciation or other like cause not related to direct investment, no Fund shall purchase additional portfolio securities until such time as that Fund holds 15% or less in such illiquid securities; or

         3. Purchase additional portfolio securities if borrowings exceed 10%.

Unless otherwise indicated, percentage limitations included in the restrictions apply at the time a Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a Fund's net assets will not be considered in determining whether its has complied with its investment restrictions.

TRUSTEES AND OFFICERS
---------------------

The business of the Funds is managed under the direction of the Board of Trustees ("the Board") of the Trust. The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Funds. The Trustees are fiduciaries for the Funds' shareholders and are governed by the laws of the State of Massachusetts in this regard. The names and addresses of the Trustees are listed below along with a description of their principal occupations over at least the last five years. Trustees who are interested persons, as defined by the 1940 Act, are indicated by asterisk.

TRUSTEES
--------

*Thomas L. Hoy, Trustee; Age 52; Address: 25 Pershing Road, Glens Falls, NY; President, CEO and Director of Arrow Financial Corp. since 1996 and President & Director of Glens Falls National Bank & Trust Company since January 1, 1995.

*Kenneth C. Hopper, M.D., Age 62; Address:257 Friends Lake Road, Chestertown, NY; Chairman & CEO, Northeastern Clinical & Toxicology Laboratory, Inc., Chairman & CEO, Bay Optical, Inc., Director, Arrow Financial Corp. and Glens Falls National Bank & Trust Company since prior to January 1, 1995.

Alan E. Redeker, Trustee; Age 56; Address: 23 Honey Hollow Road, Queensbury, NY; Vice President, Medusa Corporation, January 1, 1995 to June 30, 1998; Regional Vice President, Southdown Corp., July 1, 1998 to August 31, 1998; Vice President, Operations, Roanoke Cement, Roanoke, VA, September 1, 1998 to November 28, 1998; President, Glens Falls Lehigh Cement, Glens Falls, NY, November 29, 1999 to present.

George R. Coughlan, III, Age 62; Address: 27 Twicwood Lane, Queensbury, NY; Manager of Glens Falls Branch of Solomon Smith Barney from 1974 to February, 1998; Retired since February, 1998.

OFFICERS
--------

Sean Kelly (43), President, Senior Vice President of Client Services, American Data Services, Inc. (Mutual Fund Administrator), May, 2000 to Present; President, Kel-Corp, Inc. (Awards Manufacturer), October, 1997 to Present; Senior Vice President of Client Services, Concord Financial Group (Mutual Fund Administrator), January, 1987 to January 1996.

Keith D. Kemp (40), Treasurer, Vice President and Chief Operations Officer, Orbitex Management, Inc. and Assistant (February 1999 to present) (Investment Adviser); Treasurer Vice-President, Fund Accounting and Administration, Bank of New York (February 1998 to February 1999) (Bank); Senior Manager, Forum Financial Group (November 1996 to February 1998) (Mutual Fund Administrator); Business Unit Controller, First Data Investor Services Group (March 1995 to November 1996) (Mutual Fund Administrator).

Ismael Lopez (52), Assistant Treasurer, Director of Administration, American Data Services, Inc., January, 2000 to Present (Mutual Fund Administrator); Assistant Controller, The Reserve Funds, September, 1997 to October, 1999; Director of Operations, Christian Brothers Investment Services, January, 1996 to June 1997, Consultant, The Reserve Funds, June 1995 to December 1995.

Giovanni Urena (32), Secretary, Senior Paralegal, American Data Services, Inc. August, 2000 to Present (Mutual Fund Administrator); Senior Documentation Specialist - Compliance/Risk Management, UBS AG, October 1999 to August, 2000
(Bank); Assistant Vice President - Paralegal, Citigroup, Inc., August, 1995 to October, 1999 (Bank).

AUDIT COMMITTEE
---------------
The members of the Audit Committee of the Board of Trustees are Messrs. Alan E. Redeker, and George R. Coughlan. Mr. Redeker acts as the chairperson of such committee. The Audit Committee oversees each Fund's financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent certified public auditors.

COMPENSATION
------------
For their service as Trustees of the Trust, the Independent Trustees are entitled to receive an aggregate fee of $500 per year and $100 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The "interested persons" who serve as Trustees of the Trust receive no compensation for their service as Trustees. None of the executive officers receive compensation from the Funds. As of the date of this Statement of Additional Information, the Trust has not commenced operation and no compensation has been paid. The following tables provide compensation information for the Trustees, based on expectations for the fiscal year ending 2001.


---------------------- -------------- ----------------------- -------------------- -----------------------------
                       AGGREGATE      PENSION OR RETIREMENT      ESTIMATED ANNUAL   TOTAL COMPENSATION FROM
                       COMPENSATION   FROM BENEFITS ACCRUED AS   BENEFITS UPON      FUND AND FUND COMPLEX PAID
NAME AND POSITION      FUND           PART OF FUND EXPENSES      RETIREMENT         TO TRUSTEES**
---------------------- -------------- ----------------------- -------------------- -----------------------------
*Thomas L. Hoy           None                 None                  None                 None

*Kenneth C. Hopper       None                 None                  None                 None

 Alan E. Redeker        $1,500                                                          $1,500

 George R. Coughlan     $1,500                                                          $1,500

*"Interested person" as defined under the 1940 Act.


PORTFOLIO TURNOVER
------------------
In order to qualify for the beneficial tax treatment afforded regulated investment companies, and to be relieved of Federal tax liabilities, the Funds must distribute substantially all of their net income to shareholders generally on an annual basis. Thus, the Funds may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or borrow cash in order to satisfy the distribution requirement. The Funds do not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------
A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this SAI, each Fund could each be deemed to be under the control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Trust on such date. Any investor owning more than 50% of the value of the outstanding interests in a Fund may take actions without the approval of any other investor who invests in a Fund. As of the date of this Statement of Additional Information, the Trust has not commenced operations and Glens Falls National Bank controlled the Trust.

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

THE ADVISER
-----------

North Country Investment Advisers, Inc. (the "Adviser") has been retained under an Investment Advisory Agreement with the Trust, on behalf of each Fund, to serve as the investment adviser to each Fund, subject to the authority of the Board of Trustees. The Adviser is registered as an investment adviser with the U.S. Securities & Exchange Commission. The address of the Adviser is at 250 Glen Street, Glens Falls, New York 12801.

Under the terms of the Investment Advisory Agreement, the Adviser conducts investment research and management for each Fund and is responsible for the purchase and sale of securities for each Fund's portfolio. The Adviser provides each Fund with investment advice, supervises each Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary office space, equipment and clerical personnel for servicing the investments of each Fund. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is obligated to manage each Fund in accordance with applicable laws and regulations of the Securities and Exchange Commission regarding investment companies and investment advisers. In accordance with these regulations, the Adviser will not invest the Funds' assets in stock or obligations of, or property acquired from, the Adviser, its affiliates or directors, officers or employees, and assets of the Funds will not be sold or transferred, by loan or otherwise, to the Adviser or persons connected with the Adviser as described above.


The Investment Advisory Agreement remains in effect initially for a two year term and continues in effect thereafter with respect to a Fund only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act) and, in either case, by a majority of the Trustees who are not interested persons of The North Country Funds or the Adviser. The Investment Advisory Agreement provides that the Adviser shall not be liable to a Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Funds or by either party upon 60 days' written notice. No person other than the Adviser regularly furnishes advice to the Funds with respect to the desirability of a Fund's investing in, purchasing or selling securities.

CODE OF ETHICS
--------------
The Board of Trustees has determined that the personnel of The North Country Funds may engage in personal trading in compliance with general fiduciary principles that are incorporated into The North Country Funds' Code of Ethics. This Code of Ethics substantially complies in all respects with Rule 17j-1 under the 1940 Act. It is noted that under the Code: (1) the disinterested Trustees of The North Country Funds are not required to pre-clear personal securities transactions, and (2) the disinterested Trustees need not report transactions where they were not provided with information about the portfolio transactions contemplated for a Fund or executed for a Fund for a period of 15 days before and after such transactions.

ADMINISTRATOR
-------------
The Administrator is American Data Services, Inc. ("ADS" or the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788. ADS is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Los Angeles and as of the date of this Prospectus had assets under administration in excess of $4 billion.

Pursuant to an Administrative Service Agreement with the Trust on behalf of the Funds, the Administrator provides all administrative services necessary for the Funds, subject to the supervision of the Trust's Board of Trustees. The Administrator will provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administrative Service Agreement is terminable by the Board of Trustees of the Trust or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and is subject to annual approval of the Board of Trustees for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.
Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of each Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including each Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Registration Statement and each Fund's Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing each Fund's tax returns, and preparing reports to each Fund's shareholders and the Securities and Exchange Commission; (iv) preparing , but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of each Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

The Administrator, pursuant to a Fund Accounting Service Agreement in place with the Trust, on behalf of the funds, provides each Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among each Fund's Custodian and Adviser; and
(vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of each Fund.

ADMINISTRATOR'S FEES
--------------------
For the services rendered to the Funds by the Administrator, each Fund pays the Administrator a monthly fee based on the Fund's average net assets as set forth in the Prospectus. In addition, each Fund pays the Administrator for any out-of-pocket expenses. These fees are set forth in the Funds' Prospectus.

In return for providing the Funds with all accounting related services, each Fund pays the Administrator a monthly fee based on the Fund's average net assets, plus any out-of-pocket expenses for such services.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
-------------------------------------------------------
Union Bank of California (the "Custodian"), located at 350 California Street, San Francisco, California 94104, serves as custodian for each Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of either Fund.

American Data Services, Inc., the Funds' Administrator, also acts as each Fund's transfer and dividend disbursing agent. Each Fund pays American Data Services, Inc. the greater of $900 per month or $9.00 per year per account, plus out-of-pocket expenses, for rendering such transfer and dividend agency services.

DISTRIBUTOR
-----------
AmeriMutual Fund Distributors, Inc. ("the Distributor"), an affiliate of the Administrator, has entered into a distribution agreement with the Company to serve as the principal underwriter for each Fund and the distributor for each Fund's shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement described above. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

OTHER EXPENSES
--------------
The Funds each pay certain operating expenses that are not assumed by the Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator and the Transfer Agent, are deducted from the income of each Fund, respectively, before dividends are paid. These expenses include, but are not limited to, organizational costs and expenses of officers and Trustees who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and various state securities laws, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations.


PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE
--------------------------------------------------

Each Fund's assets are invested by the Adviser in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of a Fund.

U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Adviser will select broker-dealers to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts that it manages, as opposed to solely benefiting one specific managed fund or account.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising a variety of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Adviser's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. The Adviser does not currently intend to cause any Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the Adviser will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

TAXATION
--------
Each of the Funds intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund will not incur federal income or state taxes on its net investment company taxable income and on net realized capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital losses carryovers from the prior 8 years) to the extent distributed as dividends to shareholders.

To qualify as a regulated investment company, a Fund must, among other things
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and 90% of its net exempt interest income each taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from each Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from either Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by a Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by each Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions paid by each Fund from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Distributions paid by each Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when either Fund realizes net capital gains on sales of portfolio securities during the year.

Many of the options contracts used by the Funds are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the hedging transactions and certain other transactions in options contracts undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options and future contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Any redemption or exchange of a Fund's shares is a taxable event and may result in a capital gain or loss. A gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term, mid-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes.

Ordinarily, distributions and redemption proceeds paid to Fund shareholders are not subject to withholding of federal income tax. However, 31% of each of the Fund's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences. To determine whether either of the Funds is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

VOTING AND OWNERSHIP OF SHARES
------------------------------
Each share of each Fund has one vote in the election of Trustees. Cumulative voting is not authorized for either Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Funds and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

PURCHASE OF SHARES
------------------

Shares of a Fund may be purchased at the net asset value per share next determined after receipt of an order by the Fund's Transfer Agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The minimum initial investment in each Fund is $1,000 (except for individual retirement accounts for which the minimum initial investment is $500) and the minimum subsequent investment is $250 (except for individual retirement accounts for which the minimum subsequent investment is $100).

REDEMPTION OF SHARES
--------------------
Redemption of shares, or payment for redemptions, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

Shareholders who purchased shares through a broker-dealer may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $5,000 or more or redemption proceeds are to be paid by someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record. Share purchases and redemptions are governed by Massachusetts law.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for each Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.

Distributions from each Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE
---------------
The method for determining each Fund's net asset value is summarized in the Prospectus in the text following the heading "WHEN AND HOW NAV IS DETERMINED". The net asset value of a Fund's shares is determined on each day on which the NYSE is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, President's Day, Good Friday, Martin Luther King, Jr. Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

PERFORMANCE COMPARISONS
-----------------------
Total return quoted in advertising and sales literature reflects all aspects of each Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in a Fund's net asset value during the period.

Each Fund's total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                   P(1 + T)n = ERV

Where:

           P      =      a hypothetical initial investment of $1000

           T      =      average annual total return

           n      =      number of years
           ERV    =      ending  redeemable value of a hypothetical $1000
                         payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-or 10-year periods (or fractions thereof).

Because the Funds have not had a registration in effect for 1, 5 or 10 years, the period during which the registration has been effective shall be substituted.

Average annual total return is calculated by determining the growth or decline in value of a hypothetical historical investment in each Fund over a stated period and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

In addition to average annual total returns, each Fund may quote unit asset value or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

Each Fund's performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also each utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

           Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

           Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

           CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate each Fund's performance. The Funds may from time to time each refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

COUNSEL AND INDEPENDENT AUDITORS
--------------------------------
Legal matters in connection with the Trust, including the issuance of shares of beneficial interest of each Fund, are passed upon by Ropes & Gray, 1301 K Street NW, Washington, D.C. 20005. McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145 have been selected as independent auditors for each Fund.

OTHER INFORMATION
-----------------
The investment adviser for each Fund is North Country Investment Advisers, Inc., a recently formed New York corporation which was registered as an investment adviser with the SEC on _________, 2000. The Trust has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of either Fund or the Adviser by the SEC.

For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                              FINANCIAL STATEMENTS


The Trust's balance sheet as of December 19, 2000 is set forth below. It has been audited by the Trust's independent auditors, McCurdy & Associates, CPAs, Inc., whose report thereon is set forth below. The balance sheet is included herein in reliance upon their authority as experts in accounting and auditing.